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                                                                    Exhibit 10.5

                            ADDENDUM NO. 2 TO AMENDED
                            AND RESTATED GROUND LEASE


         This ADDENDUM NO. 2 TO AMENDED AND RESTATED GROUND LEASE (this "ADDENDUM") is made as of December 18, 1997, by and between The Irvine Company, a corporation ("LANDLORD") and HINES HORTICULTURE, INC., a California corporation ("TENANT").

                                    RECITALS
                                    --------

         A. Landlord and Tenant are parties to that certain Amended and Restated Ground Lease dated September 1, 1996 (the "ORIGINAL LEASE"), as amended by Addendum No. 1 to Amended and Restated Ground Lease dated as of October 26, 1996 ("ADDENDUM NO. 1"). The Original Lease and Addendum No. 1 are sometimes hereinafter collectively referred to as (the "LEASE").

         B. At the time of the Original Lease, the parties were unable to agree on a metes and bounds legal description of the leased premises, and the primary purpose of Addendum No. 1 was to substitute the new more precise legal description.

         C. For purposes of several of the provisions of the Lease, the leased premises was divided into Areas A, B, and C. Such Areas were shown on EXHIBIT C to the Original Lease, and Addendum No. 1 substituted in lieu of that exhibit, EXHIBIT C to Addendum No. 1 (the "NEW EXHIBIT C"). Inadvertently, the New Exhibit C transposed the designations of Area A and Area B. The parties now desire to correct that mistake.

                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing premises and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. NEW EXHIBIT C. EXHIBIT C to the Lease (which was attached as EXHIBIT C to Addendum No. 1) is deleted in its entirety, and EXHIBIT C attached hereto is substituted in lieu thereof. Landlord and Tenant agree that the only difference between EXHIBIT C attached hereto and EXHIBIT C attached to Addendum No. 1 is the transposition of the designation of Parcels A and B. Reference in the Lease to EXHIBIT C shall be deemed to be reference to EXHIBIT C attached hereto.

         2. CONTINUED EFFECT. Except as specifically modified herein, the Lease shall continue in full force and effect.



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         IN WITNESS WHEREOF, the parties hereto have executed this Addendum No.
2 to Amended and Restated Ground Lease as of the day and year first above written.




"LANDLORD"                                   "TENANT"


THE IRVINE COMPANY,                          HINES HORTICULTURE, INC.,
a corporation                                a California corporation



By:/S/  CHICK C. WILLETTE                    By:/S/  E.G. SUMMERS
   ---------------------------------            -----------------
         Chick C. Willette,                  Title:            V.P.
         Senior Vice President                     ----------------



By:/S/  PETER CHANGALA
         Peter Changala,
         Assistant Secretary



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